                             THIRD AMENDMENT TO THE
                              TAX SHARING AGREEMENT


     This Third Amendment ("Third Amendment") to the Tax Sharing Agreement is made and entered into this 1st day of November, 1998 to have the respective effective dates as set forth herein.

     WHEREAS, the Tax Sharing Agreement was entered into by and between KSL Recreation Corporation, a California corporation ("REC") and each of the entities described on Schedule A annexed thereto (the "Signator Corporations") dated April 30, 1997, to be effective November 1, 1996 (the "Agreement"), and as amended, such amendment to be effective the date of incorporation of KSL Recreation Group, Inc., March 14, 1997 (the "First Amendment"), and as amended, such amendment to be effective November 1, 1997 (the "Second Amendment");

     WHEREAS, the Parent, as defined in the Agreement, desires to amend and/or supplement certain Schedules to the Agreement as set forth herein; and

     WHEREAS, the Parent desires to amend certain provisions of the Agreement as set forth herein;

     NOW THEREFORE, in consideration of the promises and conditions set forth herein, the parties agree to amend the Agreement as follows:

1. The capitalized terms contained in this Third Amendment shall have the same meaning as that set forth in the Agreement.

2. Pursuant to Section 2.5 Future Members of the Agreement, a new Subgroup of the REC Group shall be designed as the Restricted Grand Wailea Subgroup and shall include the following corporations: KSL Hawaii Holdings I, Inc., KSL Hawaii Holdings II, Inc., KSL Hawaii Holdings III, Inc., KSL Hawaii Holdings IV, Inc., KSL Hawaii Holdings V, Inc., and KSL Grand Wailea Hospitality Corporation, and said corporations shall be deemed Members of the REC Group and Signator Corporations under the Agreement effective the date of incorporation of each such corporation. KSL Hawaii Holdings I, Inc. will be designated as the Subgroup Agent for the Restricted Grand Wailea Subgroup.

3. Pursuant to Section 2.5 of the Agreement, a new Subgroup of the REC Group shall be designated as the Unrestricted Grand Wailea Subgroup and shall consist of KSL Grand Wailea Resort, Inc. and said corporation shall be deemed a Member of the REC Group and Signator Corporations under the Agreement effective the date of incorporation of such corporation.

4. Pursuant to Section 2.5 of the Agreement, KSL Florida Development Corp. shall be added as a Member of the REC Group and Florida Subgroup, and a Signator Corporation under the Agreement effective with the incorporation of such corporation.

5. Pursuant to Section 2.5 of the Agreement, KSL Fairways/Virginia Corporation shall be added as a Member of the REC Group and Fairways Subgroup, and a Signator Corporation under the Agreement effective with the incorporation of such corporation.

6. Income and franchise taxes of the REC Group shall not be applicable to new Members and/or Subgroups for periods preceding their stated effective dates as Members and/or Subgroups and Signator Corporations under the Agreement.

7. Pursuant to the First Amendment, the Restricted Grand Wailea Subgroup shall also be added to and deemed Members of the Bond Subgroup effective as of the earliest incorporation date of such corporations and, as such, will be treated as a single Subgroup along with KSL Recreation Group, Inc., and the Landmark, Fairways, Florida, Georgia and Grand Traverse Subgroups, comprising the Bond Subgroup.

8. Pursuant to the Agreement, First Amendment, Second Amendment and the changes and additions described herein this Third Amendment, revised schedules (the "Schedules") to the Agreement are attached hereto as Exhibit A and shall replace the schedules to the Agreement in their entirety.

9.   Exhibit II to the  Agreement  has been  revised and is  attached  hereto as
     Exhibit II to this Second Amendment and shall replace Exhibit II to the Agreement in its entirety.

10. All other terms, covenants and conditions set forth in the Agreement, the First Amendment, and the Second Amendment shall be and remain in full force and effect. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Agreement and/or the First Amendment and/or Second Amendment, the provisions of this Third Amendment shall control.


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to become effective as of the respective dates set forth herein.

         KSL Recreation Corporation
         KSL Recreation Group, Inc.
         KSL Land Holdings, Inc.
         KSL Desert Resorts, Inc.
         Las Casitas Corporation
         KSL Real Estate Company

         KSL Travel, Inc.
         Casitas Plaza Corporation
         KSL Golf Holdings, Inc.
         KSL Fairways Golf Corporation
         KSL Fairways/Virginia Corporation
         KSL Florida Holdings, Inc.
         KSL Hotel Corp.
         KSL Silver Properties, Inc.
         KSL Florida Development Corp.
         KSL Georgia Holdings, Inc.
         KSL Lake Lanier, Inc.
         KSL Grand Traverse Holdings, Inc.
         KSL Grand Traverse Land, Inc.
         KSL Grand Traverse Realty, Inc.
         KSL Grand Traverse Resort, Inc.
         KSL Water Works, Inc.
         KSL Hawaii Holdings I, Inc.
         KSL Hawaii Holdings II, Inc.
         KSL Hawaii Holdings III, Inc.
         KSL Hawaii Holdings IV, Inc.
         KSL Hawaii Holdings V, Inc.
         KSL Grand Wailea Hospitality Corporation
         KSL Grand Wailea Resort, Inc.
         KSL Land Corporation
         KSL Citrus Properties, Inc.
         KSL Development Corporation
         KSL Land II Corporation
         KSL Land III Corporation
         KSL Land IV Corporation
         Landaq, Inc.
                                 Delaware corporations


                                 By:              /s/John K. Saer, Jr.
                                        ---------------------------------------
                                 Name:             John K. Saer, Jr.
                                 Title:            Vice President



EXHIBIT A

(Attached)


SCHEDULE A

SIGNATOR CORPORATIONS

KSL Recreation Corporation
KSL Recreation Group, Inc.
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Desert Resorts, Inc.
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
Casitas Plaza Corporation

KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation
KSL Fairways/Virginia Corporation
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.
KSL Hawaii Holdings I, Inc.
KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation
KSL Grand Wailea Resort, Inc.



SCHEDULE B

REC GROUP MEMBERS

KSL Recreation Corporation
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Recreation Group, Inc.
KSL Desert Resorts, Inc.
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel Inc.
Casitas Plaza Corporation
KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation
KSL Fairways/Virginia Corporation
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.
KSL Hawaii Holdings I, Inc.

KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation
KSL Grand Wailea Resort, Inc.


SCHEDULE C

LAND GROUP MEMBERS

KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc. (formerly KSL Casitas Corporation)



SCHEDULE D

DESERT RESORTS SUBGROUP
(formerly Landmark Subgroup)

KSL Desert Resorts, Inc. (formerly KSL Landmark Corporation)
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
Casitas Plaza Corporation



SCHEDULE E

FLORIDA SUBGROUP

KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.



SCHEDULE F

FAIRWAYS SUBGROUP

KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation
KSL Fairways/Virginia Corporation



SCHEDULE G

GEORGIA SUBGROUP

KSL Georgia Holdings, Inc.

KSL Lake Lanier, Inc.



SCHEDULE H

LAND HOLDINGS SUBGROUP
(formerly Xochimilco Subgroup)

KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)



SCHEDULE I

BOND SUBGROUP

KSL Recreation Group, Inc.
Desert Resorts Subgroup
Fairways Subgroup
Florida Subgroup
Georgia Subgroup
Grand Traverse Subgroup
Restricted Grand Wailea Subgroup



SCHEDULE J

GRAND TRAVERSE SUBGROUP

KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.



SCHEDULE K

RESTRICTED GRAND WAILEA SUBGROUP


KSL Hawaii Holdings I, Inc.
KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation



SCHEDULE L

UNRESTICTED GRAND WAILEA SUBGROUP


KSL Grand Wailea Resort, Inc.

                                       EXHIBIT II
          ILLUSTRATION OF THE CALCULATION REQUIRED PURSUANT TO PARAGRAPH 4.2(a)
                      (After Effective Date of the Third Amendment)

                                                             UNRESTRICTED    LAND
                                        BOND                 GRAND WAILEA   HOLDINGS
          ENTITY                      SUBGROUP       REC       SUBGROUP     SUBGROUP       TOTAL
-------------------------------------------------------------------------------------------------
KSL Recreation, Inc.                               150,000
Unrestricted Grand Wailea Subgroup                              200,000
Desert Resorts Subgroup              (158,000)
Florida Subgroup                       75,000
Restricted Grand Wailea Subgroup       80,000
Fairways Subgroup                       4,000
Grand Traverse Subgroup                12,500
Georgia Subgroup                      276,500
KSL Recreation Group, Inc.             10,000
Land Holdings Subgroup                                                      (800,000)
                                     --------     --------     --------     --------     --------

Taxable Income/(Loss)                 300,000      150,000      200,000     (800,000)    (150,000)

Federal Tax Rate                           34%          34%          34%          34%          34%
                                     --------     --------     --------     --------     --------

Tax Affect of Income/(Loss)           102,000       51,000       68,000     (272,000)     (51,000)
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------

Allocation of Loss
to Subgroups**                       (300,000)    (150,000)    (200,000)    (150,000)    (800,000)

Income/(Loss) as if Subgroups
Filed Separate Tax Returns            300,000      150,000      200,000     (800,000)    (150,000)
                                     --------     --------     --------     --------     --------

Difference in Allocation Resulting



from Consolidated Tax Return          300,000      150,000      200,000      650,000     (150,000)

Federal Tax Rate                           34%          34%          34%          34%          34%
                                     --------     --------     --------     --------     --------

Tax on Difference                     102,000       51,000       68,000      221,000      (51,000)
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------

Intercompany Receivable/Payable      (102,000)     (51,000)     (68,000)     221,000            0
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------